                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549

                             --------------------


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

                                 MAY 12, 1995
                      ---------------------------------
                      (DATE OF EARLIEST EVENT REPORTED)


                           FREYMILLER TRUCKING, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       INDIANA                               015503                            62-1307586
- ----------------------------       ------------------------      ---------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION NO.)
   OF INCORPORATION)

                                8621 N. ROCKWELL
                         OKLAHOMA CITY, OKLAHOMA     73132
          ------------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)



                                  (405) 720-6555
              ---------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)

                           FREYMILLER TRUCKING, INC.

                                    FORM 8-K


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)(1)  Previous Independent Accountants

                 (i) On May 12, 1995, Freymiller Trucking, Inc. (the "Company") dismissed Arthur Andersen, LLP as its independent accountants,

                 (ii) Except for the modification as to uncertainty about the Company's ability to continue as a going concern included in the Report of Independent Accountants dated March 13, 1995 on the Company's financial statements as of December 31, 1994 and 1993, and for the years then ended, the reports of Arthur Andersen, LLP on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainly, audit scope or accounting principle.

                 (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

                 (iv) In connection with its audits for the two most recent fiscal years and through May 12, 1995, there have been no disagreements with Arthur Andersen, LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen, LLP would have caused them to make reference thereto in their report on the financial statements for such years.

                 (v) During the two most recent fiscal years and through May 12, 1995, there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1) (v)).

         (a)(2)  New Independent Accountants

                 (i) The Registrant has not engaged new independent accountants as of May 26, 1995 as the matter is still under consideration. During the two most recent fiscal years and through May 12, 1995, the Registrant has not consulted with any other independent accountants on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K Item 304 (a) (2)).

         (a)(3) The Registrant has requested that Arthur Andersen, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 25, 1994, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibit is filed as part of this report:




Exhibit
Number   Description
- -------  -----------

16.1 Letter of Arthur Anderson, LLP, Agreeing with Statements made in Response to Regulation S-K, Item 304 (a).

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        FREYMILLER TRUCKING, INC.



                                        BY: /s/ DON H. FREYMILLER
                                           -------------------------------------
                                            DON H. FREYMILLER, PRESIDENT AND
                                               CHIEF EXECUTIVE OFFICER




                                        BY: /s/ RICHARD E. KUEHN
                                           ------------------------------------
                                            RICHARD E. KUEHN, EXECUTIVE VICE
                                            PRESIDENT & CHIEF FINANCIAL OFFICER





DATED:  MAY 26, 1995

                               INDEX TO EXHIBITS





EXHIBIT
NUMBER                            EXHIBIT
- -------                           -------

16.1 Letter of Arthur Andersen, LLP Agreeing with Statements Made in response to Regulation S-K,
                          Item 304 (a)